                                                                    EXHIBIT 10.3

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10.3, AS INDICATED BY "***", PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.


      1997 CONSULTING INCENTIVE COMPENSATION PLAN - $***[TARGET 1] TARGET

1.  PERSONAL BILLABLE HOURS GOAL
     Goal = 1,600 hours annual


    % OF GOAL                  HOURS          RATE/HOUR        INCREMENTAL     CUMULATIVE
    ---------                  -----          ---------        -----------     ----------
       0 - 50                 0 -  800          $***              $***            $***
      51 - 75               801 -  1,200        $***              $***            $***
      76 - 100            1,201 -  1,600        $***              $***            $***
     100 - 125            1,600 -  2,000        $***              $***
     125+                 2,000+                $***

     You must meet at least 50% of your personal billable hour goal for the calculation period in order to receive commissions on personal billable hours for that period.

2.   PERSONAL OBJECTIVES (PO)
     Factors:

     . Timesheets: Consultant will lose $*** of the MBO bonus for each period timesheets or expenses are turned in late.
     . Resume Update: Each consultant is required to turn in resume updates within 30 days of competing each project or at least every six months.
     .   Personal Training: Achievement of personal training goals and new skills.
     .   Total hours:  Total number of hours worked (billable and non-billable).
     .   Overall contribution and Performance:

              Target is $*** ($***/quarter)

     NOTE: Personal billable hours and personal objective bonuses are paid quarterly, normally 30 days after the end of each quarter.

3.   CONSULTING PROFIT GOAL

     bonus rate         bonus at goal
     --------------------------------
     *** (% of goal)    $***

     This is a pre-tax adjusted profit goal based on consulting operations.

     NOTE:  Profit bonus is paid annually.

     TOTAL INCENTIVE COMPENSATION GOAL:

       1.                     $***
       2.                     $***
       3.                     $***
                              ----
                              $***

      1997 CONSULTING INCENTIVE COMPENSATION PLAN - $***[TARGET 2] TARGET

1.    PERSONAL BILLABLE HOURS GOAL
      Goal = 1,600 hours annual

    % OF GOAL                  HOURS          RATE/HOUR        INCREMENTAL     CUMULATIVE
    ---------                  -----          ---------        -----------     ----------
       0 - 50                 0 -  800          $***              $***            $***
      51 - 75               801 -  1,200        $***              $***            $***
      76 - 100            1,201 -  1,600        $***              $***            $***
     100 - 125            1,600 -  2,000        $***              $***
     125+                 2,000+                $***

     You must meet at least 50% of your personal billable hour goal for the calculation period in order to receive commissions on personal billable hours for that period.

2.   PERSONAL OBJECTIVES (PO)
     Factors:
     . Timesheets: Consultant will lose $*** of the MBO bonus for each period timesheets or expenses are turned in late.
     . Resume Update: Each consultant is required to turn in resume updates within 30 days of competing each project or at least every six months.
     .   Personal Training: Achievement of personal training goals and new skills.
     .   Total hours: Total number of hours worked (billable and non-billable).
     .   Overall contribution and Performance:

              Target is $*** ($***/quarter)

     NOTE: Personal billable hours and personal objective bonuses are paid quarterly, normally 30 days after the end of each quarter.

3.   CONSULTING PROFIT GOAL

     bonus rate         bonus at goal
     --------------------------------
     *** (% of goal)    $***

     This is a pre-tax adjusted profit goal based on consulting operations.

     NOTE:  Profit bonus is paid annually.

     TOTAL INCENTIVE COMPENSATION GOAL:

       1.                     $***
       2.                     $***
       3.                     $***
                              ----
                              $***

      1997 CONSULTING INCENTIVE COMPENSATION PLAN - $***[TARGET 3] TARGET

1.   PERSONAL BILLABLE HOURS GOAL
     Goal = 1,600 hours annual


    % OF GOAL                  HOURS          RATE/HOUR        INCREMENTAL     CUMULATIVE
    ---------                  -----          ---------        -----------     ----------
       0 - 50                 0 -  800          $***              $***            $***
      51 - 75               801 -  1,200        $***              $***            $***
      76 - 100            1,201 -  1,600        $***              $***            $***
     100 - 125            1,600 -  2,000        $***              $***
     125+                 2,000+                $***

     You must meet at least 50% of your personal billable hour goal for the calculation period in order to receive commissions on personal billable hours for that period.

2.   PERSONAL OBJECTIVES (PO)
     Factors:

     . Timesheets: Consultant will lose $*** of the MBO bonus for each period timesheets or expenses are turned in late.
     . Resume Update: Each consultant is required to turn in resume updates within 30 days of competing each project or at least every six months.
     .   Personal Training: Achievement of personal training goals and new skills.
     .   Total hours: Total number of hours worked (billable and non-billable).
     .   Overall contribution and Performance:

              Target is $*** ($***/quarter)

     NOTE: Personal billable hours and personal objective bonuses are paid quarterly, normally 30 days after the end of each quarter.

3.   CONSULTING PROFIT GOAL

     bonus rate         bonus at goal
     --------------------------------
     *** (% of goal)    $***

     This is a pre-tax adjusted profit goal based on consulting operations.

     NOTE:  Profit bonus is paid annually.

     TOTAL INCENTIVE COMPENSATION GOAL:

       1.                     $***
       2.                     $***
       3.                     $***
                              ----
                              $***

      1997 CONSULTING INCENTIVE COMPENSATION PLAN - $***[TARGET 4] TARGET

1.   PERSONAL BILLABLE HOURS GOAL
     Goal = 1,600 hours annual


    % OF GOAL                  HOURS          RATE/HOUR        INCREMENTAL     CUMULATIVE
    ---------                  -----          ---------        -----------     ----------
       0 - 50                 0 -  800          $***              $***            $***
      51 - 75               801 -  1,200        $***              $***            $***
      76 - 100            1,201 -  1,600        $***              $***            $***
     100 - 125            1,600 -  2,000        $***              $***
     125+                 2,000+                $***

     You must meet at least 50% of your personal billable hour goal for the calculation period in order to receive commissions on personal billable hours for that period.

2.   PERSONAL OBJECTIVES (PO)
     Factors:
     . Timesheets: Consultant will lose $*** of the MBO bonus for each period timesheets or expenses are turned in late.
     . Resume Update: Each consultant is required to turn in resume updates within 30 days of competing each project or at least every six months.
     .   Personal Training: Achievement of personal training goals and new skills.
     .   Total hours: Total number of hours worked (billable and non-billable).
     .   Overall contribution and Performance:

              Target is $*** ($***/quarter)

     NOTE: Personal billable hours and personal objective bonuses are paid quarterly, normally 30 days after the end of each quarter.

3.   CONSULTING PROFIT GOAL

     bonus rate         bonus at goal
     --------------------------------
     *** (% of goal)    $***

     This is a pre-tax adjusted profit goal based on consulting operations.

     NOTE: Profit bonus is paid annually.

     TOTAL INCENTIVE COMPENSATION GOAL:

       1.                     $***
       2.                     $***
       3.                     $***
                              ----
                              $***